UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 Or 15(d) of The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 7, 2007
Huntington Bancshares Incorporated
(Exact name of registrant as specified in charter)

Maryland	0-2525	31-0724920
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
Huntington Center
41 South High Street
Columbus, Ohio 43287
(Address of principal executive offices)
Registrant’s telephone number, including area code: (614) 480-8300
Not applicable
(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-99.1: FORM OF UNDERWRITING AGREEMENT FOR TRUST PREFERRED SECURITIES
EX-99.2: FORM OF JUNIOR SUBORDINATED NOTE
EX-99.3: OPINION OF SHEARMAN & STERLING LLP

Item 8.01 Other Events.
     The Form of Underwriting Agreement for Trust Preferred Securities, the Form of Junior Subordinated Note and the Opinion and consent of Shearman & Sterling LLP as to certain tax matters are filed herewith and each incorporated by reference into Registration Statement 333-131143.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

99.1	Form of Underwriting Agreement for Trust Preferred Securities, to become Exhibit 1(e) to the Registration Statement

99.2	Form of Junior Subordinated Note, to become Exhibit 4(s) to the Registration Statement

99.3	Opinion of Shearman & Sterling LLP as to certain tax matters, to become Exhibit 8.1 to the Registration Statement, including the consent of Shearman & Sterling LLP

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huntington Bancshares Incorporated

Date:	May 7, 2007	By:	/s/ Richard A. Cheap

			Name:	Richard A. Cheap
			Title:	General Counsel and Secretary